Exhibit 10.8

Pro Forma

OPTION AGREEMENT

THIS AGREEMENT dated the «Date»,

BETWEEN:

TESCO CORPORATION,

a corporation amalgamated under the laws of the Province of Alberta

(hereinafter called the “Corporation”)

OF THE FIRST PART,

- and -

«Name»,

of the «City» in the «Province»

(hereinafter called the “Participant”)

OF THE SECOND PART.

WHEREAS the Participant is an employee, director, officer or consultant of the Corporation or a subsidiary of the Corporation and has been designated by the Corporation as eligible to participate in the Tesco Stock Option Plan (the “Plan”);

AND WHEREAS the Corporation desires to grant to the Participant an option to purchase Common Shares of the Corporation (the “Shares”) in accordance with the terms of the Plan;

NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties hereto agree as follows:

1	DEFINITIONS

In this Agreement:

1.1	“Employment” means full time service as an officer of, full time employment with the Corporation or consulting to the Corporation or any affiliated corporation;

1.2	“Affiliated Corporation” means at any time any corporation at such time designated as such by the directors of the Corporation;

1.3	“Termination of Employment” means, notwithstanding any deemed or agreed period of severance or payment in lieu thereof, the date on which the Participant ceases to be an employee or servant to the Corporation for any reason other than death, but does not include a mere change of employment within the Corporation and any Affiliated Corporation or between two Affiliated Corporations; and

1.4	“Option Year” means any period of 12 months commencing on the date hereof or on any anniversary of the date hereof.

2	GRANT OF OPTION

The Corporation hereby grants to the Participant an irrevocable option (the “Option”) to purchase all or any part of «Number_» Shares at a price of «Price» per share, subject to the terms and conditions set forth herein.

3	TERM

The term of the Option granted herein expires on the first to occur of the following, each of which are an Expiry Date:

3.1	5:00 p.m. on the last day of the 5th option year following the date hereof;

3.2	5:00 p.m. on the 365th day following the death of the Employee;

3.3	90 days following the Termination of Employment of the Employee.

4	EXERCISE OF OPTION

The maximum aggregate number of shares which may be purchased pursuant to the said option during the term thereof shall depend on the number of complete option years elapsed during such term and shall be a percentage of the total number of shares referred to in Section 2 ascertained by reference to the following table:

Option Years Elapsed	Percentage
1	34%
2	33%
3	33%

provided, however, that the maximum aggregate number of shares which may be purchased pursuant to the said option after the death or Termination of Employment of the Participant shall in no event exceed the number which could be so purchased in accordance with the foregoing provisions of this Section 4 on the date of such death or termination, as the case may be.

5	METHOD OF EXERCISE

Subject to Sections 3 and 4 hereof, the Option may be exercised by the Participant (or his legal or personal representative) with respect to all or any lesser number of the Shares then available for exercise by delivering to the Corporation, at its principal office in Calgary, Alberta:

5.1	a written notice expressing the intention to exercise the Option and specifying the number of Shares in respect of which the Option is exercised;

5.2	a cash payment or certified cheque representing the full purchase price of the Shares in respect of which the Option is exercised; and

5.3	in the event that the Option is exercised in accordance with this Agreement by persons other than the Participant, proof satisfactory to the Corporation of the right of such persons to exercise the Option.

6	DELIVERY

Upon the exercise of the Option as aforesaid, the Corporation shall employ its reasonable efforts to forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the Participant (or his legal, personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares as the Participant (or his legal, personal representative) shall have then paid for.

2

7	NO EXPANSION OF RIGHTS

The Participant acknowledges and agrees that neither the selection of him as a Participant under the Plan nor the granting of the Option hereunder shall: (i) confer upon him any right to continue as a director, officer, employee or consultant of the Corporation or any affiliated Corporation, as the case may be, or (ii) be construed as a guarantee that the Participant will continue as a director, officer, employee or consultant of the Corporation or any affiliated Corporation, as the case may be. The Participant further acknowledges and agrees that this Agreement and the Option granted hereby shall in no way constitute the basis for a claim for damages by the Participant against the Corporation in the event of the termination of the employment of the Participant with the Corporation or any affiliated Corporation, for any reason whatsoever, including the Participant’s wrongful dismissal, and the Participant hereby releases and forever discharges the Corporation from all claims and rights of action for damages whatsoever based upon or arising out of this Agreement and the Option.

8	NO SHAREHOLDER RIGHTS

The Participant shall not have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of the Option until such Shares have been paid for in full and issued to the Participant.

9	ADJUSTMENTS

In the event of:

9.1	a reconstruction, reorganization or recapitalization of the Corporation, or its consolidation, amalgamation or merger into or with another corporation; or

9.2	a consolidation, subdivision or other change of the shares then covered by the said option, or the issue of further shares as a stock dividend;

prior to the Expiry Date, the number of shares subject to the Option and/or the price at which the Option may be exercised shall be amended with respect to the unexercised portion of the Option in order to preserve as nearly as may be possible the original scope and intent of the Option. Adjustments under this Section 9 shall be made by the board of directors of the Corporation (or by such committee or persons as may be delegated such authority pursuant to the Plan), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued on any such adjustment. The Corporation shall give notice to the Participant designating the new terms of the Option, whereupon, the Option shall, without further act or formality, be thereby amended accordingly.

10	ASSIGNMENT

The Option and all benefits and rights accruing to the Participant hereunder shall not be transferrable or assignable unless specifically provided herein. During the lifetime of the Participant the Option granted hereunder may only be exercised by the Participant as herein provided and in the event of the death of the Participant, by the person or persons to whom the Participant’s rights under the Option pass by the Participant’s will or applicable law.

11	OPTION PLAN

The Participant acknowledges and agrees that the board of directors may, at any time, suspend or terminate the Plan. The board of directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall alter the terms of the Option granted herein in a manner adverse to the interests of the Participant.

3

12	SECURITIES LEGISLATION

The obligation of the Corporation to issue and deliver Shares on the exercise of the Option in accordance with the terms and conditions of this Agreement is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to the Participant upon the exercise of the Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of the Option will be returned to the Participant as soon as practicable.

13	ACKNOWLEDGEMENT

The Participant acknowledges that he has read and understood the Plan and the Participant and the Corporation agree that all provisions thereof apply to the parties hereto and to this Agreement with the same effect as if such provisions were set out in this Agreement.

14	MISCELLANEOUS

14.1	Time shall be of the essence of this Agreement.

14.2	This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

TESCO CORPORATION

Per:

Per:

SIGNED, SEALED AND DELIVERED	)
in the presence of:	)
)
)
)
Witness

4

Pro Forma

TO:	•

SUBJECT:	2005 STOCK OPTION AGREEMENT

DATE:	•

Dear •:

The Board of Directors recently authorized a grant of new stock options. The options were priced to reflect a price of CAD$• based upon the closing price of the stock on •, 2005. These options will be valid for seven years reflecting the current change to the stock option plan receiving shareholder and regulatory approval.

Please sign the two enclosed copies of your option agreement in the presence of a witness; retain one copy for your records and promptly forward the other copy to the attention of Carole Hackett at the corporate office in Calgary.

Regards,

Rob Van Walleghem General Counsel & Corporate Secretary

/cah

Pro Forma

OPTION AGREEMENT

THIS AGREEMENT dated effective the • day of • , 2005.

BETWEEN

TESCO CORPORATION

a corporation amalgamated under the laws of the Province of Alberta

(hereinafter called the “Corporation”)

OF THE FIRST PART

- and -

•

of the City of •

in the •

OF THE SECOND PART

WHEREAS the Participant is an employee, director, officer or consultant of the Corporation or a subsidiary of the Corporation and has been designated by the Corporation as eligible to participate in the Tesco Corporation Stock Option Plan (2005) (the “Plan”);

AND WHEREAS the Corporation desires to grant to the Participant an option to purchase Common Shares of the Corporation (the “Shares”) in accordance with the terms of the Plan;

NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties hereto agree as follows:

1.	DEFINITIONS

In this Agreement:

1.1	“Employment” means full time service as an officer of, or full time employment with the Corporation or consulting to the Corporation or any Affiliated Corporation;

1.2	“Affiliated Corporation” means at any time any corporation at such time designated as such by the directors of the Corporation;

1.3	“Termination of Employment” means, notwithstanding any deemed or agreed period of severance or payment in lieu thereof, the date on which the Participant ceases to be an employee or servant to the Corporation for any reason other than death, but does not include a mere change of employment within the Corporation and any Affiliated Corporation or between two Affiliated Corporations; and

1.4	“Option Year” means any period of 12 months commencing on the date hereof or on any anniversary of the date hereof.

2.	GRANT OF OPTION

The Corporation hereby grants to the Participant, subject to the terms and conditions set forth herein and in the Plan, an irrevocable option (the “Option”) to purchase all or any part of the • Shares at a price of $• per share (the “Exercise Price”).

3.	TERM

The term of the Option granted herein expires at 5:00 p.m. (Calgary time) on the first to occur of the following, each of which are an “Expiry Date”:

3.1	the last day of the 7th Option Year following the date of granting therefore;

3.2	the 365th day following the death of the Participant;

3.3	the 90th day following the Termination of Employment of the Participant.

At 5:00 p.m. (Calgary time) on an Expiry Date, the Option granted hereby shall expire and automatically terminate and be of no further force and effect.

4.	VESTING OF OPTION

The maximum aggregate number of Shares which may be purchased pursuant to the said Option during the term hereof shall depend on the numbers of complete Option Years elapsed during such term and shall be a percentage of the total number of Shares referred to in Section 2 ascertained by reference to the following table:

Option Years Elapsed	Aggregate Percentage of Shares Exercisable
1	34%
2	67%
3	100%

provided, however, that the maximum aggregate number of Shares which may be purchased pursuant to the said Option after the death or Termination of Employment of the Participant shall in no event exceed the number which could be so purchased in accordance with the foregoing provisions of this Section 4 on the date of such death or Termination of Employment, as the case may be.

5.	METHOD OF EXERCISE

Subject to Sections 3 and 4 hereof, the Option may be exercised by the Participant (or his legal or personal representative) with respect to all or any lesser number of the Shares then available for exercise by delivering to the Corporation, at its principal office in Calgary, Alberta:

5.1	a written notice (the “Exercise Notice”) in the form attached as Appendix “A”, expressing the intention to exercise the Option and specifying the number of Shares in respect of which the Option is exercised;

5.2	a cash payment or certified cheque representing the full purchase price of the Shares in respect of which the Option is exercised; and

5.3	in the event that the Option is exercised in accordance with this Agreement by persons other than the Participant, proof satisfactory to the Corporation of the right of such persons to exercise the Option.

6.	DELIVERY

Upon the exercise of the Option as aforesaid, the Corporation shall employ its reasonable efforts to forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the Participant (or his legal or personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares as the Participant (or his legal or personal representative) shall have then paid for.

7.	NO EXPANSION OF RIGHTS

The Participant acknowledges and agrees that neither the selection of him as a Participant under the Plan nor the granting of the Option hereunder shall: (i) confer upon him any right to continue as a director, officer, employee or consultant of the Corporation or any Affiliated Corporation, as the case may be, or (ii) be construed as a guarantee that the Participant will continue as a director, officer, employee or consultant of the Corporation or any Affiliated Corporation, as the case may be. The Participant further acknowledges and agrees that this Agreement and the Option granted hereby shall in no way constitute the basis for a claim for damages by the Participant against the Corporation in the event of the Termination of Employment of the Participant with the Corporation or any Affiliated Corporation, for any reason whatsoever, including the Participant’s wrongful dismissal, and the Participant hereby releases and forever discharges the Corporation from all claims and rights of action for damages whatsoever based upon or arising out of this Agreement and the Option.

8.	NO SHAREHOLDER RIGHTS

The Participant shall not have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of the Option until such Shares have been paid for in full and issued to the Participant.

9.	ADJUSTMENTS

In the event of:

9.1	a reconstruction, reorganization or recapitalization of the Corporation or a consolidation, arrangement, amalgamation or merger of the Corporation into or with another corporation or;

9.2	a consolidation, subdivision or other change of the Shares then covered by the said Option, or the issue of further Shares as a stock dividend;

prior to the Expiry Date, the number of Shares subject to the Option and / or the price at which the Option may be exercised shall be amended with respect to the unexercised portion of the

Option in order to preserve as nearly as may be possible the original scope and intent of the Option. Adjustments under this Section 9 shall be made by the board of directors of the Corporation (or by such committee or persons as may be delegated such authority pursuant to the Plan), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued on any such adjustment. The Corporation shall give notice to the Participant designating the new terms of the Option, whereupon, the Option shall, without further act or formality, be thereby amended accordingly.

10.	ASSIGNMENT

The Option and all benefits and rights accruing to the Participant hereunder shall not be transferable or assignable unless specifically provided herein. During the lifetime of the Participant the Option granted hereunder may only be exercised by the Participant as herein provided and in the event of the death of the Participant, by the person or persons to whom the Participant’s rights under the Option pass by the Participant’s will or applicable law.

11.	OPTION PLAN

The Participant acknowledges and agrees that the board of directors may, at any time, suspend or terminate the Plan. The board of directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall alter the terms of the Option granted herein in a manner adverse to the interests of the Participant.

12.	SECURITIES LEGISLATION

The obligation of the Corporation to issue and deliver Shares on the exercise of the Option in accordance with the terms and conditions of this Agreement is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to the Participant upon the exercise of the Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of the Option will be returned to the Participant as soon as practicable.

13.	ACKNOWLEDGEMENT

The Participant acknowledges that he has read and understood the Plan and the Participant and the Corporation agree that all provisions thereof apply to the parties hereto and to this Agreement with same effect as if such provisions were set out in this Agreement.

14.	CONFIDENTIALITY

The Participant acknowledges that the Plan and this Agreement and the contents thereof are confidential and agrees, except as required by law, not to disclose the foregoing to any third parties without the consent of the Corporation.

15.	MISCELLANEOUS

15.1	Time shall be of the essence of this Agreement.

15.2	This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the                     day of                     , 2005.

TESCO CORPORATION

Per:

Per:

SIGNED, SEALED AND DELIVERED in the presence of:

•	Witness

APPENDIX “A”

EXERCISE NOTICE

To:	Tesco Corporation (the “Corporation”)	Fax: (403) 692-5713
	6204 – 6A Street S.E. Calgary, AB T2H 2B7	Tel: (403) 692-5700

The undersigned holder of an Option to purchase Common Shares of the Corporation pursuant to the terms of the Agreement and the Plan, hereby gives notice to the Corporation of his/her exercise of Options as follows:

Date of Grant	Number of Shares to be purchased upon exercise of the Option(s)	Exercise Price	Total Price*
_________________	_________________________________________________________	_____________________	______________________
_________________	_________________________________________________________	_____________________	______________________
_________________	_________________________________________________________	_____________________	______________________
_________________	_________________________________________________________	_____________________	______________________

*Please	ensure you enclose a cheque in payment of the shares you are exercising.

*Cheques	may take up to 4 Business days to clear at the bank.

The Holder hereby elects to exercise the Option listed above by purchasing the underlying Common Shares and tenders herewith a cheque payable to the Corporation being payment in full of the Exercise Price multiplied by such number of Common Shares, as applicable.

Unless otherwise specified in the delivery instructions, the share certificates issued will be mailed to the address of the holder.

DATED this day of , 2005.

Signature of holder	Address	Telephone (residence)

Name of holder	City, Province/State, Postal/Zip Code	Telephone (business)

Delivery Instructions:

Name	Address	Telephone Number

Contact Name	City, Province/State, Postal/Zip Code	Fax Number

Pro Forma

OPTION AGREEMENT

THIS AGREEMENT dated effective the      day of         , 200 .

BETWEEN

TESCO CORPORATION

a corporation amalgamated under the laws of the Province of Alberta

(hereinafter called the “Corporation”)

OF THE FIRST PART

- and -

Name of Employee

of the City of •, in the • of •,

(hereinafter called the “Participant”)

OF THE SECOND PART

WHEREAS the Participant is an employee, director, officer or consultant of the Corporation or a subsidiary of the Corporation and has been designated by the Corporation as eligible to participate in the Tesco Corporation Stock Option Plan (2005) (the “Plan”);

AND WHEREAS the Corporation desires to grant to the Participant an option to purchase Common Shares of the Corporation (the “Shares”) in accordance with the terms of the Plan;

NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties hereto agree as follows:

1.	DEFINITIONS

In this Agreement:

1.1	“Employment” means full time service as an officer of, or full time employment with the Corporation or consulting to the Corporation or any Affiliated Corporation;

1.2	“Exercise Price” means the undiscounted market price of the Common Shares at least, as expressed in Canadian dollars and as at the date upon which the option is granted and determined by the closing price at which a full lot of Common Shares was, on the last business day prior to the date on which such option is granted, traded on the Toronto Stock Exchange (the “TSX”), or, if Common Shares were not traded on such day, then an amount equal to the weighted average trading price for shares traded on the TSX for the five trading days immediately preceding such day on which shares did trade;

1.3	“Affiliated Corporation” means at any time any corporation at such time designated as such by the directors of the Corporation;

1.4	“Termination of Employment” means, notwithstanding any deemed or agreed period of severance or payment in lieu thereof, the date on which the Participant ceases to be an employee or servant to the Corporation for any reason other than death, but does not include a mere change of employment within the Corporation and any Affiliated Corporation or between two Affiliated Corporations; and

1.5	“Option Year” means any period of 12 months commencing on the date hereof or on any anniversary of the date hereof.

2.	GRANT OF OPTION

The Corporation hereby grants to the Participant, subject to the terms and conditions set forth herein and in the Plan, an irrevocable option (the “Option”) to purchase all or any part of • Shares at a price of $ • per share (the “Exercise Price”).

3.	TERM

Subject to Section 16 below, the term of the Option granted herein expires at 5:00 p.m. (Calgary time) on the first to occur of the following, each of which are an “Expiry Date”:

3.1	the last day of the 7th Option Year following the date of granting therefore;

3.2	the 365th day following the death of the Participant;

3.3	the 90th day following the Termination of Employment of the Participant.

At 5:00 p.m. (Calgary time) on an Expiry Date, the Option granted hereby shall expire and automatically terminate and be of no further force and effect.

4.	VESTING OF OPTION

Subject to Section 16 below, the maximum aggregate number of Shares which may be purchased pursuant to the said Option during the term hereof shall depend on the numbers of complete Option Years elapsed during such term and shall be a percentage of the total number of Shares referred to in Section 2 ascertained by reference to the following table:

Option Years Elapsed	Aggregate Percentage of Shares Exercisable
1	34%
2	67%
3	100%

provided, however, that the maximum aggregate number of Shares which may be purchased pursuant to the said Option after the death or Termination of Employment of the Participant shall in no event exceed the number which could be so purchased in accordance with the foregoing provisions of this Section 4 on the date of such death or Termination of Employment, as the case may be.

5.	METHOD OF EXERCISE

Subject to Sections 3 and 4 hereof, the Option may be exercised by the Participant (or his legal or personal representative) with respect to all or any lesser number of the Shares then available for exercise by delivering to the Corporation, at its principal office in Calgary, Alberta:

5.1	a written notice (the “Exercise Notice”) in the form attached as Appendix “A”, expressing the intention to exercise the Option and specifying the number of Shares in respect of which the Option is exercised;

5.2	a cash payment or certified cheque representing the full purchase price of the Shares in respect of which the Option is exercised; and

5.3	in the event that the Option is exercised in accordance with this Agreement by persons other than the Participant, proof satisfactory to the Corporation of the right of such persons to exercise the Option.

6.	DELIVERY

Upon the exercise of the Option as aforesaid, the Corporation shall employ its reasonable efforts to forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the Participant (or his legal or personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares as the Participant (or his legal or personal representative) shall have then paid for.

7.	NO EXPANSION OF RIGHTS

The Participant acknowledges and agrees that neither the selection of him as a Participant under the Plan nor the granting of the Option hereunder shall: (i) confer upon him any right to continue as a director, officer, employee or consultant of the Corporation or any Affiliated Corporation, as the case may be, or (ii) be construed as a guarantee that the Participant will continue as a director, officer, employee or consultant of the Corporation or any Affiliated Corporation, as the case may be. The Participant further acknowledges and agrees that this Agreement and the Option granted hereby shall in no way constitute the basis for a claim for damages by the Participant against the Corporation in the event of the Termination of Employment of the Participant with the Corporation or any Affiliated Corporation, for any reason whatsoever, including the Participant’s wrongful dismissal, and the Participant hereby releases and forever discharges the Corporation from all claims and rights of action for damages whatsoever based upon or arising out of this Agreement and the Option.

8.	NO SHAREHOLDER RIGHTS

The Participant shall not have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of the Option until such Shares have been paid for in full and issued to the Participant.

9.	ADJUSTMENTS

In the event of:

9.1	a reconstruction, reorganization or recapitalization of the Corporation or a consolidation, arrangement, amalgamation or merger of the Corporation into or with another corporation or;

9.2	a consolidation, subdivision or other change of the Shares then covered by the said Option, or the issue of further Shares as a stock dividend;

prior to the Expiry Date, the number of Shares subject to the Option and / or the price at which the Option may be exercised shall be amended with respect to the unexercised portion of the Option in order to preserve as nearly as may be possible the original scope and intent of the Option. Adjustments under this Section 9 shall be made by the board of directors of the Corporation (or by such committee or persons as may be delegated such authority pursuant to the Plan), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued on any such adjustment. The Corporation shall give notice to the Participant designating the new terms of the Option, whereupon, the Option shall, without further act or formality, be thereby amended accordingly.

10.	ASSIGNMENT

The Option and all benefits and rights accruing to the Participant hereunder shall not be transferable or assignable unless specifically provided herein. During the lifetime of the Participant the Option granted hereunder may only be exercised by the Participant as herein provided and in the event of the death of the Participant, by the person or persons to whom the Participant’s rights under the Option pass by the Participant’s will or applicable law.

11.	OPTION PLAN

The Participant acknowledges and agrees that the board of directors may, at any time, suspend or terminate the Plan. The board of directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall alter the terms of the Option granted herein in a manner adverse to the interests of the Participant.

12.	SECURITIES LEGISLATION

The obligation of the Corporation to issue and deliver Shares on the exercise of the Option in accordance with the terms and conditions of this Agreement is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to the Participant upon the exercise of the Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of the Option will be returned to the Participant as soon as practicable.

13.	ACKNOWLEDGEMENT

The Participant acknowledges that he has read and understood the Plan and the Participant and the Corporation agree that all provisions thereof apply to the parties hereto and to this Agreement with same effect as if such provisions were set out in this Agreement.

14.	CONFIDENTIALITY

The Participant acknowledges that the Plan and this Agreement and the contents thereof are confidential and agrees, except as required by law, not to disclose the foregoing to any third parties without the consent of the Corporation.

15.	MISCELLANEOUS

15.1	Time shall be of the essence of this Agreement.

15.2	This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

16.	NON-COMPETITION

The Participant acknowledges that the Option and all benefits and rights accruing to the Participant hereunder are provided as an inducement for the Participant’s long term employment and continued loyalty to the Corporation. Therefore the Participant acknowledges and agrees notwithstanding Sections 3 and 4 herein that if the Participant enters into any employment or contractor relationship with any third party who competes directly or indirectly with any business carried on by the Corporation or any of its subsidiaries (the “Competitive Activity”), then all vested and unexercised options shall be terminated and of no further force and effect as of and from the date of the commencement of the Competitive Activity.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the                      day of                     , 200  .

TESCO CORPORATION

Per:

Per:

SIGNED, SEALED AND DELIVERED
in the presence of:

Name of Employee	Witness